UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 24, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into Material Definitive Agreements

On November 24, 2004, J. Crew Group, Inc. (“Parent”) entered into a commitment letter with Wachovia Bank, National Association and Congress Financial Corporation to refinance the  existing $180,000,000 secured loan agreement dated as of December 23, 2002 (the “Existing Secured Facility”) among J. Crew Operating Corp. (“Operating”) and certain of its subsidiaries, as borrowers, Parent and certain of its subsidiaries, as guarantors, Wachovia Bank, National Association, as arranger, and Congress Financial Corporation, as administrative agent and collateral agent.  The Existing Secured Facility provides for revolving loans of up to $160,000,000, supplemental loans of up to $20,000,000 each year during the period from April 15 to September 15 and letter of credit accommodations.  Under the terms of the commitment letter, the refinanced facility will have a five-year term and provide up to $170,000,000 of revolving loans and letters of credit to Operating and its subsidiaries on terms substantially similar to those contained in the Existing Secured Facility.  The pricing and lending formulas used to determine availability under the refinanced facility will be more favorable to Operating and its subsidiaries than the applicable provisions of the Existing Secured Facility.  The execution and closing of the refinanced facility are subject to certain conditions precedent.

The information in this Current Report is being furnished under Item 1.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the current expectations or beliefs of Parent, Operating and J. Crew Intermediate LLC (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations.  Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Annual Report on Form 10-K for the period ended January 31, 2004 (the “Form 10-K”) and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K.  The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

		By	/s/ Amanda J. Bokman
			Name:	Amanda J. Bokman
			Title:	Chief Financial Officer

Date:	December 1, 2004